Exhibit 99.1

NEWS RELEASE

For more information, contact:
John M. Matovina, Chief Financial Officer
(515) 457-1813, jmatovina@american-equity.com
D. J. Noble, Chairman
(515) 457-1705, dnoble@american-equity.com
Julie L. LaFollette, Director of Investor Relations
(515) 273-3602, jlafollette@american-equity.com
Debra J. Richardson, Executive Vice President
(515) 273-3551, drichardson@american-equity.com

FOR IMMEDIATE RELEASE
March 16, 2009

AEL REPORTS ADDITIONAL “OTHER THAN TEMPORARY
IMPAIRMENTS” FOR THE FOURTH QUARTER OF 2008

WEST DES MOINES, Iowa (March 16, 2009) – American Equity Investment Life Holding Company (NYSE: AEL), a leading underwriter of index and fixed rate annuities,  announced that it recorded additional “other than temporary impairments” on certain residential mortgage backed securities (“RMBS”) for the fourth quarter of 2008.  AEL previously reported the full mark-to-market decline in fair value (net of applicable offsets) of all available-for-sale securities, including these RMBS, in its preliminary balance sheet for December 31, 2008 as published February 25, 2009.  The recognition of additional “other than temporary impairments” requires a reassignment of such declines in fair value (net of applicable offsets) from “accumulated other comprehensive loss” as reported in the preliminary balance sheet to “realized losses on investments” reported in the statement of operations for the fourth quarter of 2008.

The additional other than temporary impairments recognized involve only RMBS and no impairments were recorded on any of the company’s commercial mortgages.   All such RMBS are performing in accordance with their terms with no defaults in any payments of principal and interest.   Further, no defaults are expected in 2009 based on all facts and circumstances known to the company at this time. As discussed below, the requirement to record other than temporary impairment losses on these securities is based on an interpretation of the weight to be given to certain credit rating agency data in making other than temporary impairment assessments under U.S. generally accepted accounting principles (“GAAP”).

As a result of the recognition of additional other than temporary impairment losses on investments, net income for the year ended December 31, 2008 was $20.8 million, compared to 2007 net income of $29.0 million.  Changes in the final results for the fourth quarter of 2008 from the preliminary results previously reported are1:

●	Realized losses on investments increased to $95.7 million from $22.8 million with a corresponding decrease in net income (net of applicable offsets) from $4.2 million to a net loss of $22.1 million.

1    For additional information see the company’s revised Financial Supplement filed with Form 8-K and its Form 10-K both filed today.

●	Operating income increased to $16.1 million from $15.6 million. Operating income per diluted common share was unchanged at $0.29.

●	Book value per common share outstanding decreased to $9.37 from $9.53.

●	NAIC risked-based capital ratio determined under statutory accounting principles remains unchanged at 347% as of December 31, 2008.

With respect to RMBS, the determination under GAAP that an “other than temporary impairment” exists requires a comprehensive analysis of future projections of the performance of the collateral pools comprising the securities, including projected levels and severity of residential mortgage defaults within the pool.  Each of the RMBS for which AEL recognized an other than temporary impairment in the fourth quarter of 2008 is in the highest tranche of the applicable mortgage collateral pool.  Accordingly, subordinate tranches will absorb collateral losses within these pools to the full extent of such subordination.  Under some scenarios, future losses may erode all subordination and result in a loss to the highest tranche.   If such a projected loss is deemed to be “probable”, the company is required to record an other than temporary impairment based on the fair value of the security regardless of whether the degree of such projected loss is small in relation to the decline in fair value of the security.  The fair values of many RMBS and other securities have been severely impacted by the disorderly, illiquid and irrational market conditions arising from the global financial crisis.

A future, contingent loss for AEL’s RMBS was considered to be “probable” under interpretations of GAAP for assessing other than temporary impairments if there was published credit rating agency data which would support this conclusion. The determination of “probability” based on negative credit rating agency indications was required by GAAP even where such information was (i) inconsistent with the actual ratings assigned by the credit rating agencies to the securities; (ii) inconsistent with other data published by the credit rating agency with respect to the securities; (iii) inconsistent with management’s own comprehensive analysis of future projections of the RMBS collateral performance; (iv) not based on the most recent evidence regarding the actual levels of defaults and severity of defaults experienced by the specific RMBS collateral pool; and/or (v) based on information that had no transparency because the credit rating agency did not publish its underlying assumptions and data.

AEL’s management believes that the foregoing GAAP interpretation for “other than temporary impairment” assessments and the weight required by GAAP to be given certain credit rating agency data is unwarranted and unreasonable.  As a result, AEL will continue to seek additional formal guidance regarding the interpretation of GAAP for other than temporary impairment assessments and/or seek to bring about change in such interpretation.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.  Forward-looking statements relate to future operations, strategies, financial results or other developments, and are subject to assumptions, risks and uncertainties.  Statements such as “guidance”, “expect”, “anticipate”, “believe”, “goal”, “objective”, “target”, “may”, “should”, “estimate”, “projects” or similar words as well as specific projections of future results qualify as forward-looking statements.  Factors that may cause our actual results to differ materially from those contemplated by these forward looking statements can be found in the company’s Form 10-K filed with the Securities and Exchange Commission.   Forward-looking statements speak only as of the date the statement was made and the company undertakes no obligation to update such forward-looking statements.  There can be no assurance that other factors not currently anticipated by the company will not materially and adversely affect our results of operations.  Investors are cautioned not to place undue reliance on any forward-looking statements made by us or on our behalf.

ABOUT AMERICAN EQUITY

American Equity Investment Life Holding Company, through its wholly-owned operating subsidiaries, is a full-service underwriter of fixed annuity and life insurance products, with a primary emphasis on the sale of index and fixed rate annuities.  The company’s headquarters are located at 5000 Westown Parkway, West Des Moines, Iowa, 50266.  The mailing address of the company is:  P.O. Box 71216, Des Moines, Iowa 50325.

American Equity Investment Life Holding Company

Net Income (Loss)/Operating Income (Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2008	2007	2008	2007
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,093	$3,032	$12,512	$12,623
Annuity product charges	15,400	12,805	52,671	45,828
Net investment income	214,531	191,107	822,077	719,916
Realized losses on investments	(95,681)	(4,803)	(187,093)	(3,882)
Change in fair value of derivatives	(57,578)	(139,740)	(372,009)	(59,985)
Gain on retirement of debt	13,409	-	13,651	-
Total revenues	93,174	62,401	341,809	714,500

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,916	2,029	8,972	8,419
Interest credited to account balances	51,099	110,294	205,131	560,209
Amortization of deferred sales inducements	(3,488)	(4,820)	30,705	11,708
Change in fair value of embedded derivatives	27,216	(56,426)	(210,753)	(67,902)
Interest expense on notes payable	3,693	4,043	15,425	16,221
Interest expense on subordinated debentures	4,896	5,644	19,445	22,520
Interest expense on amounts due under repurchase agreements	513	4,084	8,207	15,926
Amortization of deferred policy acquisition costs	8,143	(4,618)	126,738	56,330
Other operating costs and expenses	14,083	11,154	52,633	48,230
Total benefits and expenses	108,071	71,384	256,503	671,661

Income (loss) before income taxes	(14,897)	(8,983)	85,306	42,839
Income tax expense (benefit)	7,245	(3,985)	64,531	13,863
Net income (loss)	(22,142)	(4,998)	20,775	28,976
Realized losses on investments, net of offsets	43,384	2,283	92,524	1,688
Convertible debt retirement, net of income taxes	(7,844)	-	(7,986)	-
Net effect of SFAS 133, net of offsets	2,700	19,735	(29,689)	34,238

Operating income (a)	$16,098	$17,020	$75,624	$64,902

Earnings (loss) per common share	$(0.42)	$(0.09)	$0.39	$0.51
Earnings (loss) per common share - assuming dilution	$(0.39)	$(0.08)	$0.39	$0.50
Operating income per common share (a)	$0.30	$0.30	$1.41	$1.14
Operating income per common share - assuming dilution (a)	$0.29	$0.29	$1.35	$1.10

Weighted average common shares outstanding (in thousands):
Earnings per common share	52,779	56,348	53,750	56,760
Earnings per common share - assuming dilution	55,650	59,154	56,622	59,848

American Equity Investment Life Holding Company

Operating Income Three months ended December 31, 2008 (Unaudited)

		Adjustments
		Realized Losses	SFAS 133
		and Convertible	and Other	Operating
	As Reported	Debt	Index Annuity	Income (a)
		(Dollars in thousands, except per share data)
Reserves:
Traditional life and accident and health insurance premiums	$3,093	$-	$-	$3,093
Annuity product charges	15,400	-	-	15,400
Net investment income	214,531	-	-	214,531
Realized losses on investments	(95,681)	95,681	-	-
Change in fair value of derivatives	(57,578)	-	(8,276)	(65,854)
Gain on retirement of debt	13,409	(13,409)	-	-
Total revenues	93,174	82,272	(8,276)	167,170

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,916	-	-	1,916
Interest credited to account balances	51,099	-	2,041	53,140
Amortization of deferred sales inducements	(3,488)	15,775	6,483	18,770
Change in fair value of embedded derivatives	27,216	-	(27,216)	-
Interest expense on notes payable	3,693	-	(233)	3,460
Interest expense on subordinated debentures	4,896	-	-	4,896
Interest expense on amounts due under repurchase agreements	513	-	-	513
Amortization of deferred policy acquisition costs	8,143	31,313	6,391	45,847
Other operating costs and expenses	14,083	-	-	14,083
Total benefits and expenses	108,071	47,088	(12,534)	142,625

Income before income taxes	(14,897)	35,184	4,258	24,545
Income tax expense	7,245	(356)	1,558	8,447

Net income	$(22,142)	$35,540	$2,700	$16,098

Earnings per common share	$(0.42)			$0.30
Earnings per common share - assuming dilution	$(0.39)			$0.29

(a)    In addition to net income (loss), we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income (loss) adjusted to eliminate the impact of net realized gains and losses on investments including related deferred tax asset valuation allowance, gain on retirement of convertible debt, SFAS 133, dealing with fair value changes in derivatives and embedded derivatives and the Lehman counterparty default on expired call options. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income (loss), provides information that may enhance an investor's understanding of our underlying results and profitability.

American Equity Investment Life Holding Company
Financial Supplement

December 31, 2008

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2008

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

	December 31, 2008	December 31, 2007
	(Unaudited)
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$6,629,046	$5,008,772
Held for investment, at amortized cost	3,604,149	5,355,733
Equity securities, available for sale, at fair value	99,552	87,412
Mortgage loans on real estate	2,329,824	1,953,894
Derivative instruments	56,588	204,657
Policy loans	446	427
Total investments	12,719,605	12,610,895

Cash and cash equivalents	214,862	18,888
Coinsurance deposits	1,528,981	1,698,153
Accrued investment income	91,756	77,348
Deferred policy acquisition costs	1,579,871	1,272,108
Deferred sales inducements	843,377	588,473
Deferred income taxes	85,700	75,806
Other assets	23,661	52,701
Total assets	$17,087,813	$16,394,372

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2008

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS (Continued)
 (Dollars in thousands)

	December 31, 2008	December 31, 2007
	(Unaudited)
Liabilities and Stockholders’ Equity
Liabilities:
Policy benefit reserves	$15,809,539	$14,711,780
Other policy funds and contract claims	111,205	120,186
Notes payable	258,462	268,339
Subordinated debentures	268,209	268,330
Amounts due under repurchase agreements	–	257,225
Other liabilities	148,193	156,877
Total liabilities	16,595,608	15,782,737

Stockholders’ equity:
Common stock	50,739	53,556
Additional paid-in capital	361,427	387,302
Unallocated common stock held by ESOP	(6,336)	(6,781)
Accumulated other comprehensive loss	(147,376)	(38,929)
Retained earnings	233,751	216,487
Total stockholders’ equity	492,205	611,635
Total liabilities and stockholders’ equity	$17,087,813	$16,394,372

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2008

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Revenues:
Traditional life and accident and health insurance premiums	$3,093	$3,032	$12,512	$12,623
Annuity product charges	15,400	12,805	52,671	45,828
Net investment income	214,531	191,107	822,077	719,916
Realized losses on investments	(95,681)	(4,803)	(187,093)	(3,882)
Change in fair value of derivatives	(57,578)	(139,740)	(372,009)	(59,985)
Gain on retirement of debt	13,409	–	13,651	–
Total revenues	93,174	62,401	341,809	714,500

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,916	2,029	8,972	8,419
Interest credited to account balances	51,099	110,294	205,131	560,209
Amortization of deferred sales inducements	(3,488)	(4,820)	30,705	11,708
Change in fair value of embedded derivatives	27,216	(56,426)	(210,753)	(67,902)
Interest expense on notes payable	3,693	4,043	15,425	16,221
Interest expense on subordinated debentures	4,896	5,644	19,445	22,520
Interest expense on amounts due under repurchase agreements	513	4,084	8,207	15,926
Amortization of deferred policy acquisition costs	8,143	(4,618)	126,738	56,330
Other operating costs and expenses	14,083	11,154	52,633	48,230
Total benefits and expenses	108,071	71,384	256,503	671,661

Income (loss) before income taxes	(14,897)	(8,983)	85,306	42,839
Income tax expense (benefit)	7,245	(3,985)	64,531	13,863
Net income (loss)	$(22,142)	$(4,998)	$20,775	$28,976

Earnings (loss) per common share	$(0.42)	$(0.09)	$0.39	$0.51
Earnings (loss) per common share - assuming dilution (a)	$(0.39)	$(0.08)	$0.39	$0.50
Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	52,779	56,348	53,750	56,760
Earnings (loss) per common share - assuming dilution	55,650	59,154	56,622	59,848

(a)
The numerator for earnings (loss) per common share - assuming dilution is equal to net income (loss) plus the after tax cost of interest on convertible subordinated debentures issued to a subsidiary trust.  The after tax cost of such interest was $259 for the three months ended December 31, 2008, $262 for the three months ended December 31, 2007, $1,042 for the year ended December 31, 2008 and $1,052 for the year ended December 31, 2007.

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2008

Operating Income
Year ended December 31, 2008 (Unaudited)

		Adjustments
	As Reported	Realized Losses and Convertible Debt	SFAS 133 and Other Index Annuity	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$12,512	$–	$–	$12,512
Annuity product charges	52,671	–	–	52,671
Net investment income	822,077	–	–	822,077
Realized losses on investments	(187,093)	187,093	–	–
Change in fair value of derivatives	(372,009)	–	109,502	(262,507)
Gain on retirement of debt	13,651	(13,651)	–	–
Total revenues	341,809	173,442	109,502	624,753

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	8,972	–	–	8,972
Interest credited to account balances	205,131	–	2,761	207,892
Amortization of deferred sales inducements	30,705	35,589	(13,642)	52,652
Change in fair value of embedded derivatives	(210,753)	–	210,753	–
Interest expense on notes payable	15,425	–	(1,040)	14,385
Interest expense on subordinated debentures	19,445	–	–	19,445
Interest expense on amounts due under repurchase agreements	8,207	–	–	8,207
Amortization of deferred policy acquisition costs	126,738	61,634	(43,474)	144,898
Other operating costs and expenses	52,633	–	–	52,633
Total benefits and expenses	256,503	97,223	155,358	509,084

Income before income taxes	85,306	76,219	(45,856)	115,669
Income tax expense	64,531	(8,319)	(16,167)	40,045
Net income	$20,775	$84,538	$(29,689)	$75,624

Earnings per common share	$0.39			$1.41
Earnings per common share – assuming dilution	$0.39			$1.35

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments including related deferred tax asset valuation allowance, gain on retirement of convertible debt, SFAS 133, dealing with fair value changes in derivatives and embedded derivatives and the Lehman counterparty default on expired call options.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Change in fair value of derivatives:
Proceeds received at expiration	$27,237	$–	$27,237
Cost of money for index annuities	(288,723)	–	(288,723)
Change in the difference between fair value and remaining option cost at beginning and end of period	(110,523)	109,502	(1,021)
	$(372,009)	$109,502	$(262,507)

Index credits included in interest credited to account balances	$33,337		$33,337

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2008

Operating Income
Three months ended December 31, 2008 (Unaudited)

		Adjustments
	As Reported	Realized Losses and Convertible Debt	SFAS 133 and Other Index Annuity	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,093	$–	$–	$3,093
Annuity product charges	15,400	–	–	15,400
Net investment income	214,531	–	–	214,531
Realized losses on investments	(95,681)	95,681	–	–
Change in fair value of derivatives	(57,578)	–	(8,276)	(65,854)
Gain on retirement of debt	13,409	(13,409)	–	–
Total revenues	93,174	82,272	(8,276)	167,170

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,916	–	–	1,916
Interest credited to account balances	51,099	–	2,041	53,140
Amortization of deferred sales inducements	(3,488)	15,775	6,483	18,770
Change in fair value of embedded derivatives	27,216	–	(27,216)	–
Interest expense on notes payable	3,693	–	(233)	3,460
Interest expense on subordinated debentures	4,896	–	–	4,896
Interest expense on amounts due under repurchase agreements	513	–	–	513
Amortization of deferred policy acquisition costs	8,143	31,313	6,391	45,847
Other operating costs and expenses	14,083	–	–	14,083
Total benefits and expenses	108,071	47,088	(12,534)	142,625

Income (loss) before income taxes	(14,897)	35,184	4,258	24,545
Income tax expense	7,245	(356)	1,558	8,447
Net income (loss)	$(22,142)	$35,540	$2,700	$16,098

Earnings per common share	$(0.42)			$0.30
Earnings per common share – assuming dilution	$(0.39)			$0.29

(a)
In addition to net income (loss), we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income (loss) adjusted to eliminate the impact of net realized gains and losses on investments including related deferred tax asset valuation allowance, gain on retirement of convertible debt, SFAS 133, dealing with fair value changes in derivatives and embedded derivatives and the Lehman counterparty default on expired call options.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income (loss), provides information that may enhance an investor’s understanding of our underlying results and profitability.

Change in fair value of derivatives:
Proceeds received at expiration	$2,596	$–	$2,596
Cost of money for index annuities	(68,150)	–	(68,150)
Change in the difference between fair value and remaining option cost at beginning and end of period	7,976	(8,276)	(300)
	$(57,578)	$(8,276)	$(65,854)

Index credits included in interest credited to account balances	$4,073		$4,073

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2008

Operating Income/Net Income (Loss)
Quarterly Summary – Most Recent 5 Quarters (Unaudited)

	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q4 2007
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,093	$3,223	$2,880	$3,316	$3,032
Annuity product charges	15,400	13,328	11,845	12,098	12,805
Net investment income	214,531	209,978	202,080	195,488	191,107
Change in fair value of derivatives	(65,854)	(66,940)	(67,261)	(62,452)	(7,249)
Total revenues	167,170	159,589	149,544	148,450	199,695

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,916	2,126	2,321	2,609	2,029
Interest credited to account balances	53,140	51,107	49,469	54,176	110,294
Amortization of deferred sales inducements	18,770	13,397	9,890	10,595	9,364
Interest expense on notes payable	3,460	3,638	3,649	3,638	3,772
Interest expense on subordinated debentures	4,896	4,669	4,649	5,231	5,644
Interest expense on amounts due under repurchase agreements	513	2,698	2,024	2,972	4,084
Amortization of deferred policy acquisition costs	45,847	33,108	36,356	29,587	27,712
Other operating costs and expenses	14,083	13,550	12,549	12,451	11,154
Total benefits and expenses	142,625	124,293	120,907	121,259	174,053

Operating income before income taxes	24,545	35,296	28,637	27,191	25,642
Income tax expense	8,447	12,181	9,960	9,457	8,622

Operating income (a)	16,098	23,115	18,677	17,734	17,020
Realized gains (losses) on investments, net of offsets	(43,384)	(39,222)	(8,910)	(1,008)	(2,283)
Convertible debt retirement, net of income taxes	7,844	36	263	(157)	–
Net effect of SFAS 133, net of offsets	(2,700)	5,069	(5,263)	32,583	(19,735)

Net income (loss)	$(22,142)	$(11,002)	$4,767	$49,152	$(4,998)
Operating income per common share (a)	$0.30	$0.44	$0.35	$0.32	$0.30
Operating income per common share – assuming dilution (a)	$0.29	$0.42	$0.33	$0.31	$0.29
Earnings (loss) per common share	$(0.42)	$(0.21)	$0.09	$0.89	$(0.09)
Earnings (loss) per common share – assuming dilution	$(0.39)	$(0.19)	$0.09	$0.85	$(0.08)

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	52,779	52,916	53,934	55,431	56,348
Earnings (loss) per common share - assuming dilution	55,650	55,835	56,856	58,221	59,154

(a)
In addition to net income (loss), we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income (loss) adjusted to eliminate the impact of net realized gains and losses on investments including related deferred tax asset valuation allowance, gain on retirement of convertible debt, SFAS 133, dealing with fair value changes in derivatives and embedded derivatives and the Lehman counterparty default on expired call options.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income (loss), provides information that may enhance an investor’s understanding of our underlying results and profitability.

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2008

Capitalization/ Book Value per Share

	December 31, 2008	December 31, 2007
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable	$258,462	$268,339
Subordinated debentures payable to subsidiary trusts	268,209	268,330
Total debt	526,671	536,669

Total stockholders’ equity	492,205	611,635

Total capitalization	1,018,876	1,148,304
Accumulated other comprehensive loss (AOCL)	147,376	38,929
Total capitalization excluding AOCL (a)	$1,166,252	$1,187,233

Total stockholders’ equity	$492,205	$611,635
Accumulated other comprehensive loss	147,376	38,929
Total stockholders’ equity excluding AOCL (a)	$639,581	$650,564

Common shares outstanding (b)	52,504,096	55,919,585

Book Value per Share: (c)
Book value per share including AOCL	$9.37	$10.94
Book value per share excluding AOCL (a)	$12.18	$11.63

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	22.2%	22.6%
Adjusted debt / Total capitalization	30.2%	30.2%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCL, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCL.  Since AOCL fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)
Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2008 - 2,353,053 shares; 2007 - 2,993,148 shares and exclude unallocated shares held by ESOP: 2008 - 588,312 shares; 2007 - 629,565 shares.

(c)
Book value per share including and excluding AOCL is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCL divided by the total number of shares of common stock outstanding.

(d)
Debt-to-capital ratios are computed using total capitalization excluding AOCL.  Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization including AOCL.

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2008

Annuity Deposits by Product Type

	Three Months Ended December 31,		Year Ended December 31,
Product Type	2008	2007	2008	2007
	(Dollars in thousands)
Index annuities:
Index strategies	$263,337	$401,800	$1,303,871	$1,578,347
Fixed strategy	268,175	123,047	937,227	515,229
	531,512	524,847	2,241,098	2,093,576
Fixed rate annuities:
Single-year rate guaranteed	7,580	8,108	28,930	45,948
Multi-year rate guaranteed	14,913	947	18,978	5,158
	22,493	9,055	47,908	51,106
Total before coinsurance ceded	554,005	533,902	2,289,006	2,144,682
Coinsurance ceded	161	318	1,310	1,779
Net after coinsurance ceded	$553,844	$533,584	$2,287,696	$2,142,903

Surrender Charge Protection and Account Values by Product Type

Annuity Surrender Charges and Net (of coinsurance) Account Values at December 31, 2008

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Index Annuities	14.1	11.1	15.1%	$12,421,663	87.4%
Single-Year Fixed Rate Guaranteed Annuities	10.6	4.5	7.3%	1,334,189	9.4%
Multi-Year Fixed Rate Guaranteed Annuities	7.0	2.5	5.5%	449,708	3.2%

Total	13.5	10.2	14.1%	$14,205,560	100.0%

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2008

Annuity Liability Characteristics

	Fixed Annuities Account Value	Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES (1):
No surrender charge	$195,180	$114,380
0.0% < 2.0%	16,345	22,183
2.0% < 3.0%	99,779	31,185
3.0% < 4.0%	57,703	98,347
4.0% < 5.0%	95,412	167,076
5.0% < 6.0%	102,508	196,089
6.0% < 7.0%	205,132	481,360
7.0% < 8.0%	314,431	283,231
8.0% < 9.0%	157,651	392,115
9.0% < 10.0%	73,653	338,001
10.0% or greater	466,103	10,297,696
	$1,783,897	$12,421,663

	Fixed and	Weighted
	Index	Average
	Annuities	Surrender
	Account Value	Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR
Out of Surrender Charge	$309,560	0.00%
2009	335,422	5.83%
2010	371,391	4.64%
2011	346,438	5.42%
2012	513,284	6.37%
2013	679,692	6.89%
2014	642,993	7.95%
2015	580,158	10.04%
2016	801,128	11.10%
2017	1,009,667	12.12%
2018	942,822	14.31%
2019	494,697	13.60%
2020	652,443	14.68%
2021	617,661	16.34%
2022	1,217,084	18.28%
2023	2,501,276	19.26%
2024	2,154,758	19.93%
2025	35,086	20.00%
	$14,205,560	14.05%

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2008

Annuity Liability Characteristics

	Fixed Annuities Account Value	Index Annuities Account Value
	(Dollars in thousands)
APPLICABLE GUARANTEE PERIOD:
Annual reset (2)	$1,583,658	$12,296,273
Multi-year (3 - 5 years)	200,239	125,390
	$1,783,897	$12,421,663

ULTIMATE MINIMUM GUARANTEE RATE (3):
2.00%	$–	$1,407
2.20%	4,756	86,503
2.25%	–	1,379,664
2.25% (3)	224,947	1,106,670
3.00%	1,475,215	8,369,425
3.50% (4)	–	1,477,994
4.00%	78,979	–
	$1,783,897	$12,421,663

CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL (5) (6):
No differential	$73,407	$–
› 0.0% - 0.5%	1,202,276	2,749,365
› 0.5% - 1.0%	313,276	1,005,011
› 1.0% - 1.5%	125,515	101,284
› 1.5% - 2.0%	47,843	90
› 2.0% - 2.5%	8,840	–
› 2.5% - 3.0%	11,227	–
Greater than 3.0%	1,513	–
Index strategies	–	8,565,913
	$1,783,897	$12,421,663

(1)	In addition, $1,086,578 (61%) of the Fixed Annuities Account Value have market value adjustment protection.
(2)
The contract features for substantially all of the Index Annuities Account Value provide for the annual reset of contractual features that effect the cost of money.  The contract features for less than .5% of the Index Annuities Account Value are reset every two years.

(3)	Products have a guarantee of 2.25% for the first 10 years, and 3.00% thereafter.
(4)
Rates applicable to the minimum guaranteed surrender value are 3.50% for the first 5 years, and 3.00% thereafter (applied to less than 100% of the annuity deposits received).  Minimum guaranteed rates for amounts allocated to  the fixed rate strategy are 2.25% for the first 10  years, and 3.00%  thereafter.

(5)	Recent issues may contain bonus interest rates ranging from 1.0% to 3.0%.
(6)
Includes products with multi-year guarantees for which the credited rate  cannot be decreased to the ultimate minimum guaranteed rate until the end of the multi-year period.  The weighted average differential between the current credited rate and the ultimate minimum guaranteed rate on the multi-year guarantee fixed annuity account values was approximately 132 basis points.

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2008

Spread Results

	Year Ended
	December 31,
	2008	2007
Average yield on invested assets	6.20%	6.11%
Cost of money:
Aggregate	3.43%	3.50%
Cost of money for index annuities	3.43%	3.51%
Average crediting rate for fixed rate annuities:
Annually adjustable	3.26%	3.28%
Multi-year rate guaranteed	3.88%	4.14%
Investment spread:
Aggregate	2.77%	2.61%
Index annuities	2.77%	2.60%
Fixed rate annuities:
Annually adjustable	2.94%	2.83%
Multi-year rate guaranteed	2.32%	1.97%

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2008

Summary of Invested Assets

	December 31, 2008		December 31, 2007
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$22,050	0.2%	$19,882	0.2%
United States Government sponsored agencies	6,633,481	52.1%	8,208,909	65.1%
Corporate securities, including redeemable preferred stocks	1,764,390	13.9%	1,419,129	11.2%
Mortgage and asset-backed securities	1,813,274	14.3%	716,585	5.7%
Total fixed maturity securities	10,233,195	80.5%	10,364,505	82.2%
Equity securities	99,552	0.8%	87,412	0.7%
Mortgage loans on real estate	2,329,824	18.3%	1,953,894	15.5%
Derivative instruments	56,588	0.4%	204,657	1.6%
Policy loans	446	–	427	–
	$12,719,605	100.0%	$12,610,895	100.0%

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2008

Credit Quality of Fixed Maturity Securities

		December 31, 2008		December 31, 2007
NAIC Designation	Rating Agency Equivalent	Carrying Amount	Percent	Carrying Amount	Percent
		(Dollars in thousands)

1	Aaa/Aa/A	$8,510,772	83.2%	$9,361,755	90.3%
2	Baa	1,292,303	12.6%	915,259	8.8%
3	Ba	225,594	2.2%	53,784	0.5%
4	B	135,989	1.3%	20,310	0.3%
5	Caa and lower	31,375	0.3%	13,397	0.1%
6	In or near default	37,162	0.4%	–	–
		$10,233,195	100.0%	$10,364,505	100.0%

Watch List Securities - December 31, 2008

General Description	Amortized Cost	Unrealized Losses	Estimated Fair Value	Months Unrealized Losses Greater Than 20%

Corporate bonds:
Finance, insurance and real estate companies	$41,306	$(11,019)	$30,287	1 - 7
Retail	10,497	(6,338)	4,159	11
Consumer staple	9,488	(4,016)	5,472	1
Home building and construction products	9,285	(3,062)	6,223	1
Mining	7,246	(3,683)	3,563	3
Mortgage-backed securities	91,489	(20,559)	70,930	0 - 3
Common and preferred stocks:
Finance, insurance and real estate companies	157,015	(51,440)	105,575	0 - 11
Telecommunication and media companies	9,433	(3,806)	5,627	7 - 8
	$335,759	$(103,923)	$231,836

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2008

Mortgage Loans by Region and Property Type

	December 31, 2008		December 31, 2007
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Geographic distribution
East	$537,303	23.1%	$458,418	23.5%
Middle Atlantic	161,222	6.9%	133,662	6.8%
Mountain	386,988	16.6%	310,244	15.9%
New England	44,517	1.9%	45,618	2.3%
Pacific	194,301	8.3%	141,264	7.2%
South Atlantic	421,507	18.1%	344,800	17.7%
West North Central	397,375	17.1%	356,334	18.2%
West South Central	186,611	8.0%	163,554	8.4%
	$2,329,824	100.0%	$1,953,894	100.0%

Property type distribution
Office	$655,278	28.1%	$586,109	30.0%
Medical Office	142,409	6.1%	108,667	5.6%
Retail	551,172	23.7%	438,214	22.4%
Industrial/Warehouse	552,012	23.7%	453,654	23.2%
Hotel	154,671	6.6%	115,758	5.9%
Apartments	111,933	4.8%	105,431	5.4%
Mixed use/other	162,349	7.0%	146,061	7.5%
	$2,329,824	100.0%	$1,953,894	100.0%

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2008

Shareholder Information

Corporate Offices:
American Equity Investment Life Holding Company
5000 Westown Parkway Suite 440
West Des Moines, IA 50266

Inquiries:
D.J. Noble, Chairman
(515) 457-1703, dnoble@american-equity.com

Debra J. Richardson, Executive Vice President and Secretary
(515) 273-3551, drichardson@american-equity.com

John M. Matovina, Vice Chairman, Chief Financial Officer and Treasurer
(515) 457-1813, jmatovina@american-equity.com

Common Stock and Dividend Information:

New York Stock Exchange symbol: “AEL”

				Dividend
	High	Low	Close	Declared
2008
First Quarter	$10.21	$6.82	$9.28	$0.00
Second Quarter	$11.63	$7.61	$8.15	$0.00
Third Quarter	$10.75	$7.27	$7.50	$0.00
Fourth Quarter	$7.75	$3.65	$7.00	$0.07

2007
First Quarter	$14.07	$12.17	$13.13	$0.00
Second Quarter	$13.97	$11.37	$12.08	$0.00
Third Quarter	$12.55	$9.51	$10.65	$0.00
Fourth Quarter	$11.25	$8.09	$8.29	$0.06

2006
First Quarter	$14.34	$12.76	$14.34	$0.00
Second Quarter	$14.60	$10.66	$10.66	$0.00
Third Quarter	$12.55	$10.07	$12.27	$0.00
Fourth Quarter	$13.44	$11.90	$13.03	$0.05

Transfer Agent:

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com

Annual Report and Other Information:

Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Julie L. LaFollette, Director, Investor Relations and Assistant Secretary at (515) 273-3602 or by visiting our web site at www.american-equity.com.

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2008

Research Analyst Coverage

Steven Schwartz
Raymond James & Associates, Inc.
(312) 612-7686
steven.schwartz@raymondjames.com

Mark Finkelstein, Paul Sarran
Fox-Pitt Kelton
Cochran Caronia Waller
(312) 425-4079 mark.finkelstein@fpk.com
(312) 425-4737 paul.sarran@fpk.com

Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com